ACCOUNTS RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2024
ACCOUNTS RECEIVABLE, NET
Schedule of accounts receivable

	As of December 31,
	2023	2024
	RMB	RMB	US$

Receivables due from partners	31,611	19,656	2,693
Receivables due from franchisees	—	8,786	1,204
Receivables due from corporate customers	49,054	82,809	11,347
Accounts receivable	80,665	111,251	15,244
Allowance for credit losses	—	—	—
Accounts receivable, net	80,665	111,251	15,244